EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 4, 2014 relating to the consolidated financial statements for the fiscal year ended December 31, 2013 which appear in Melrose Bancorp, Inc.'s Registration Statement on Form S-1.

                                                          /s/ Shatswell, MacLeod & Company, P.C.
                                                          Shatswell, MacLeod & Company, P.C.

West Peabody, Massachusetts
November 17, 2014